UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 18, 2006  (September 18, 2006)

Service Corporation International

(Exact name of registrant as specified in its charter)

Texas	1-6402-1	74-1488375

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1929 Allen Parkway Houston, Texas		77019

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (713) 522-5141

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 7.01 Regulation FD Disclosure

Service Corporation International (“SCI”) will present at the Bank of America Investor Conference in San Francisco, California on Monday, September 18, 2006, at 4:30 p.m. Pacific Time.  During the presentation Tom Ryan, President and CEO, will highlight SCI’s growth strategies and financial performance, and will provide updates on the pending merger with The Alderwoods Group, Inc.  Investors may access a live, listen-only webcast of Mr. Ryan’s comments at http://www.sci-corp.com/InvestorPres.html.  A copy of the investor presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information disclosed in this Item 7.01, and the exhibit listed under Item 9.01 of this Current Report on Form 8-K, are furnished solely for the purpose of complying with Regulation FD, but are not considered to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and are not subject to the liabilities of that section.

Item 9.01  Financial Statements and Exhibits

          (d) The following exhibits are included with this report

Exhibit No.	Description

99.1	Bank of America Investor Conference Presentation dated September 18, 2006

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 18, 2006		Service Corporation International

	By:	/s/ Eric D. Tanzberger

Eric D. Tanzberger
Senior Vice President and Corporate Controller